UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of report (Date of earliest event reported): November 10, 2023

Commission File Number: 1-39804

Exact name of registrant as specified in its charter:

TEXAS PACIFIC LAND CORPORATION

State or other jurisdiction of incorporation or organization:	IRS Employer Identification No.:
Delaware	75-0279735

Address of principal executive offices:

1700 Pacific Avenue, Suite 2900 Dallas, Texas 75201

Registrant’s telephone number, including area code:

214-969-5530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01 per share)	TPL	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2023 annual meeting of stockholders (the “Annual Meeting”) of Texas Pacific Land Corporation (the “Company”) that was convened on November 10, 2023, the stockholders of the Company voted on nine proposals.

Each stockholder of record is entitled to one vote per share of common stock. On September 14, 2023, the record date for the Annual Meeting (the “Record Date”), there were 7,676,585 issued and outstanding shares of common stock. Present at the Annual Meeting in person or by proxy were holders of 6,130,089 shares of common stock or 79.85% of the voting power entitled to vote at the Annual Meeting as of the Record Date, constituting a quorum.

The Inspector of Election issued its final report, which certified final voting results with respect to all proposals voted upon at the Annual Meeting. Set forth below are the final voting results, as provided by the Inspector of Election:

Proposal 1:

To elect three (3) members of the Company’s Board of Directors to serve until the 2024 annual meeting of stockholders.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Robert Roosa	4,113,916	379,724	139,667	1,496,782
Murray Stahl	4,141,644	472,017	19,646	1,496,782
Marguerite Woung-Chapman	4,035,891	494,060	103,356	1,496,782

Proposal 2:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve, by advisory non-binding vote, the executive compensation paid to our named executive officers.	3,735,523	841,685	56,099	1,496,782

Proposal 3:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.	5,742,191	253,266	134,632	0

Proposal 4:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
To consider a non-binding stockholder proposal regarding the stockholders’ ability to call for a special stockholder meeting.	2,790,007	1,799,137	44,163	1,496,782

Proposal 5:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
To consider a non-binding stockholder proposal regarding adopting a policy that requires an independent Chair of the Company’s Board of Directors.	959,602	3,607,743	65,962	1,496,782

Proposal 6:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
To consider a non-binding stockholder regarding adopting a policy requiring executives to retain a significant portion of stock until retirement.	1,363,789	3,198,829	70,689	1,496,782

Proposal 7:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
To consider a non-binding stockholder proposal regarding stockholders’ ability to act by written consent.	2,645,746	1,916,755	70,806	1,496,782

Proposal 8:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
To consider a non-binding stockholder proposal regarding adopting a policy to request that the New York Stock Exchange not categorize any increase in the authorized number of shares as routine.	817,075	3,758,431	57,801	1,496,782

Proposal 9:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
To consider a non-binding stockholder proposal regarding severance pay to senior managers as a breach of fiduciary duty.	937,343	3,640,625	55,339	1,496,782

No other matters were properly presented for consideration or stockholder action at the Annual Meeting.

Effective as of the conclusion of the Annual Meeting, Rhys J. Best was appointed as the new chair of the Company’s Board of Directors (the “Board”), Robert Roosa was appointed to serve as a member of the Board’s Audit Committee and Compensation Committee, and Marguerite Woung-Chapman was appointed to serve as a member of the Board’s Audit Committee and Nominating and Governance Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS PACIFIC LAND CORPORATION

Date: November 13, 2023	By:	/s/ Micheal W. Dobbs
Micheal W. Dobbs
SVP, Secretary and General Counsel